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                                                                   Exhibit 10.24

                          SECURITIES PURCHASE AGREEMENT

     SECURITIES PURCHASE AGREEMENT (this "Agreement") dated as of the 27th day of October, 2000 between Student Advantage, Inc., a Delaware corporation (the "Company"), and At Home Corporation, a Delaware corporation (the "Purchaser").

     In consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.   PURCHASE AND SALE OF THE SHARES.

     (a) The Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company:

          (i) 800,000 shares (the "Shares") of Common Stock, $.01 par value per share ("Common Stock"), of the Company for an aggregate purchase price of $4,000,000; and

          (ii) warrants (the "Warrants"), in the form attached hereto as EXHIBIT A-1 and EXHIBIT A-2, to acquire (A) 200,000 shares of Common Stock at any time prior to October 26, 2002, at a purchase price of $5.00 per share and (B) an additional 200,000 shares of Common Stock at any time prior to October 26, 2003, at a purchase price of $6.00 per share.

     (b) At the closing of the transactions contemplated hereby (the "Closing"), which shall be held on the date hereof, the following events shall occur:

          (i) the Purchaser shall execute and deliver to the Company the Lock-Up Agreement in the form attached hereto as EXHIBIT B;

          (ii) each of the Company and Purchaser shall execute and deliver to the other party the Registration Rights Agreement in the form attached hereto as EXHIBIT C (the "Registration Rights Agreement");

          (iii) each of the Company and the Purchaser shall execute and deliver to the other party the Strategic Marketing Agreement in the form attached hereto as EXHIBIT D;

          (iv) the Purchaser shall pay the Company the amount of $4,000,000 by wire transfer or other form of payment acceptable to the Company; and

          (v) the Company shall issue and deliver to the Purchaser an original stock certificate representing the Shares and the Warrants.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants as follows:

     (a) ORGANIZATION AND GOOD STANDING. The Company has been duly incorporated and organized, and is validly existing in good standing, under the laws of the State of Delaware. The

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Company has the corporate power and authority to enter into and perform this
Agreement, the Strategic Marketing Agreement and the Registration Rights Agreement (collectively, the "Agreements"), to own and operate its properties and assets and to carry on its business as currently conducted and as presently proposed to be conducted.

     (b) AUTHORIZATION AND BINDING NATURE. The execution, delivery and performance by the Company of the Agreements and the issuance and delivery of the Shares, the Warrants and the shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") has been duly authorized by all requisite corporate action on the part of the Company and the Agreements constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

     (c) NON-CONTRAVENTION. The execution, delivery and performance by the Company of the Agreements will not, with or without the giving of notice or the passage of time or both, (i) violate the provisions of the certificate of incorporation or bylaws of the Company, (ii) violate any judgment, decree, order or award of any court, governmental body or arbitrator applicable to the Company, or (iii) conflict with or violate any material agreement to which the Company is a party or by which it is bound.

     (d) GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in order to enable the Company to execute, deliver and perform its obligations under the Agreements EXCEPT FOR such qualifications or filings under applicable securities laws as may be required in connection with the transactions contemplated by this Agreement. All such qualifications and filings will, in the case of qualifications, be effective on the Closing and will, in the case of filings, be made within the time prescribed by law.

     (e) CAPITALIZATION. The authorized capital stock of the Company consists of (i) 150,000,000 shares of Common Stock, of which, as of October 25, 2000, 36,192,857 shares are issued and outstanding, and (ii) 5,000,000 shares of Preferred Stock, $.01 par value per share, of which no shares are issued or outstanding. As of October 25, 2000, there were 10,683,783 shares of Common Stock reserved for issuance upon the exercise or conversion of outstanding options, warrants and convertible securities of the Company. All of the issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. When issued, sold and delivered against payment therefor in accordance with the provisions of this Agreement, the Shares, the Warrants and the Warrant Shares will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions under this Agreement, the Registration Rights Agreement, the Lock-up Agreement and applicable state and federal securities laws.

     (f) SEC REPORTS. The Company has previously furnished or made available to the Purchaser complete and accurate copies, as amended or supplemented, of its
(i) Annual Report on Form 10-K for the fiscal year ended December 31, 1999, as filed with the Securities and Exchange Commission (the "SEC"), and (ii) all other reports filed by the Company under Section 13 or subsections (a) and (c) of Section 14 of the Securities Exchange Act of 1934 (as amended the "Exchange Act") with the SEC since January 1, 2000 (such reports are collectively

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referred to herein as the "Reports"). The Reports constitute all of the documents required to be filed by the Company under Section 13 or subsections
(a) and (c) of Section 14 of the Exchange Act with the SEC from January 1, 2000 through the date of this Agreement. The Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder when filed. As of their respective dates, the Company Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited financial statements and unaudited interim financial statements of the Company included in the Company Reports (i) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto when filed, (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby (except as may be indicated therein or in the notes thereto, and in the case of quarterly financial statements, as permitted by Form 10-Q under the Exchange Act), (iii) fairly present the consolidated financial condition, results of operations and cash flows of the Company as of the respective dates thereof and for the periods referred to therein, and (iv) are consistent with the books and records of the Company.

3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants as follows:

     (a) INVESTMENT. The Purchaser is acquiring the Shares, the Warrants and any shares acquired upon exercise of the Warrant (collectively, the "Securities") for its own account for investment, not for resale to any other person and not with a view to or in connection with any resale or distribution. The Purchaser understands that, except as provided in the Registration Rights Agreement, the Securities have not been registered under the securities laws of the United States or any other jurisdiction and cannot be transferred or resold except as permitted pursuant to a valid registration statement or an applicable exemption from registration. The Purchaser acknowledges that the Company has not made any representations with respect to registration of the Securities under applicable securities laws, that there can be no assurance that there will be any market for the Common Stock in the foreseeable future and that, as a result, the Purchaser must be prepared to bear the economic risk of its investment for an indefinite period of time. The Purchaser understands that the certificate representing the Securities shall bear a legend substantially in the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the issuer is obtained to the effect that such registration is not required."

     The foregoing legend shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by state securities laws, (i) the sale of such Security is registered under the Securities Act of

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1933, as amended (the "Securities Act"), or (ii) the Securities become eligible for resale pursuant to Rule 144(k) of the Securities Act.

     (b) AUTHORIZATION AND BINDING NATURE. The execution, delivery and performance by the Purchaser of this Agreement has been duly authorized by all requisite corporate action on the part of the Purchaser and this Agreement constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

     (c) NON-CONTRAVENTION. The execution, delivery and performance by the Purchaser of this Agreement will not, with or without the giving of notice or the passage of time or both, (i) violate the provisions of the charter documents of the Purchaser, (ii) violate any judgment, decree, order or award of any court, governmental body or arbitrator applicable to the Purchaser, or (iii) conflict with or violate any material agreement to which the Purchaser is a party or by which it is bound.

     (d) ACCESS TO INFORMATION. The Purchaser has substantial knowledge and experience in making investment decisions of this type and is capable of evaluating the merits and risks of its investment in the Company. The Company has made available to the Purchaser all documents and other information necessary for the Purchaser to evaluate the merits and risks of its investment in the Company. The Company has made available to the Purchaser all documents requested and has provided answers to all of its questions relating to an investment in the Company. In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representations (whether oral or written) other than as set forth herein. The Purchaser has had an opportunity to discuss this investment with representatives of the Company and to ask questions of them. The Purchaser understands that an investment in the Company involves significant risks. The Purchaser is an "accredited investor," as defined in Rule 501 under the Securities Act.

4. PRESS RELEASES. Upon execution of this Agreement, each party may issue a press release (or the parties may issue a joint press release) announcing the relationship of the parties, subject to the prior written approval of the other party, such approval not to be unreasonably withheld. Other than as set forth herein, neither party will make any public statement, issue any press release or make or release any other type of announcement or statement relating to the terms or existence of this Agreement without the prior written approval of the other, such approval not to be unreasonably withheld.

5. NOTICES. Any notices or other communications required or permitted hereunder shall be sufficiently given if delivered personally or sent by telecopy or via a reputable express courier, with charges prepaid, to the address set forth below or to such other address of which the parties may have given notice. Unless otherwise specified herein, such notices or other communications shall be deemed received one business day after personal delivery or delivery by telecopy, or three business days after being sent, if sent by reputable express courier.

                                   If to the Company:

                                   Student Advantage, Inc.
                                   280 Summer Street

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                                   Boston, MA  02210
                                   Attention: General Counsel

                                   with a copy to:

                                   Mark G. Borden
                                   Hale and Dorr LLP
                                   60 State Street
                                   Boston, MA 02109

                                   If to the Purchaser:
                                   At Home Corporation
                                   450 Broadway Street
                                   Redwood City, CA 94063
                                   Attention: General Counsel


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6.   SUCCESSORS AND ASSIGNS. No party may assign its rights or obligations hereunder without the prior written consent of the other party. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Any assignment in contravention of this provision shall be void.

7. SURVIVAL OF WARRANTIES. The representations, warranties and covenants of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Purchaser, its counsel or the Company, as the case may be.

8. ENTIRE AGREEMENT. This Agreement, including the exhibits attached hereto, represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior oral and written and all contemporaneous oral negotiations, commitments and understandings between such parties. The parties may amend or modify this Agreement, in such manner as may be agreed upon, only by a written instrument executed by the parties hereto.

9. EXPENSES. Each party shall pay its own expenses in connection with this Agreement and the transactions contemplated hereby.

10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware in the United States, without reference to conflict of laws principles, and the parties hereby consent to the jurisdiction of the courts of the State of Delaware.

11. SECTION HEADINGS. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

12. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

13. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document.

                    [remainder of page intentionally omitted]

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     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of and on the date first above written.

                                   STUDENT ADVANTAGE, INC.

                                   By: /s/ Raymond V. Sozzi, Jr.
                                       -----------------------------------------
                                   Title:  President


                                   AT HOME CORPORATION

                                   By: /s/ Mark Stevens
                                       -----------------------------------------
                                   Title:   EVP


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                                                                     EXHIBIT A-1

           THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS
                   EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
                 TRANSFER SET FORTH IN SECTION 5 OF THIS WARRANT

Warrant No. 6                                          Number of Shares: 200,000
                                                         (subject to adjustment)
Date of Issuance: October 27, 2000

                             STUDENT ADVANTAGE, INC.

                          COMMON STOCK PURCHASE WARRANT

                          (VOID AFTER OCTOBER 26, 2002)

     Student Advantage, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that At Home Corporation, or its registered assigns (the "Registered Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before 5:00 p.m. (Boston time) on October 26, 2002, 200,000 shares of Common Stock, $.01 par value per share, of the Company, at a purchase price of $5.00 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

     1.   EXERCISE.

          (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as EXHIBIT I duly executed by the Registered Holder or by the Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

          (b) The Registered Holder may elect to exercise this Warrant, in whole or in part, by way of cashless exercise by surrendering this Warrant, with the purchase form appended hereto as EXHIBIT I duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, in which event the Company shall issue to the Registered Holder a number of Warrant Shares as is determined using the following formula:

          CS = (WS x (FMV - PP)) / FMV

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     Where: "CS" equals the number of Warrant Shares to be issued to the
Registered Holder;

          "WS" equals the number of Warrant Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (as of the effective date of exercise (the "Exercise Date"));

          "FMV" equals the Fair Market Value per share of Common Stock as of the Exercise Date, as determined below pursuant to this subsection 1(b); and

          "PP" equals the Purchase Price per share.

The Fair Market Value per share of Common Stock shall be determined as follows:

               (i) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized exchange or trading system (including the over-the-counter market as reported by the National Quotation Bureau) as of three business days prior to the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the last reported sale prices per share of Common Stock over the five trading-day period ending on the date that is three business days prior to the Exercise Date; or, if no such price is reported on such date, such average price ending on the next preceding business day (provided that if no such price is reported on the next preceding business day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (ii) below).

               (ii) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized exchange or trading system (including the over-the-counter market as reported by the National Quotation Bureau) as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors in good faith to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company); and, upon request of the Registered Holder, the Board of Directors (or a representative thereof) shall promptly notify the Registered Holder of the Fair Market Value per share of Common Stock. Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board of Directors shall make such a determination within 15 days of a request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 1(b) shall be delayed until such determination is made.

     (c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

     (d) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the

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name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

               (i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

               (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the sum of (a) the number of such shares purchased by the Registered Holder upon such exercise plus (b) the number of Warrant Shares (if any) covered by the portion of this Warrant cancelled in payment of the Purchase Price payable upon such exercise pursuant to subsection 1(b) above.

2.   ADJUSTMENTS.

     (a) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Company shall at any time or from time to time after the date on which this Warrant was first issued (the "Original Issue Date") effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

     (b) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

               (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

               (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the

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Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

     (c) ADJUSTMENT IN NUMBER OF WARRANT SHARES. When any adjustment is required to be made in the Purchase Price pursuant to subsections 2(a) or 2(b), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

     (d) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than cash out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company and/or cash and other property which the Registered Holder would have been entitled to receive had this Warrant been exercised into Common Stock on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

     (e) ADJUSTMENT FOR MERGERS OR REORGANIZATIONS, ETC. If there shall occur any reorganization, recapitalization, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by subsections 2(a), 2(b) or 2(d)), then, following any such reorganization, recapitalization, consolidation or merger, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive if, immediately prior to such reorganization, recapitalization, consolidation or merger, the Registered Holder had held the number of shares of Common Stock subject to this Warrant. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

     (f) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall

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be exercisable and the Purchase Price) and showing in detail the facts upon which such adjustment or readjustment is based.

3.   EXERCISE AT THE OPTION OF THE COMPANY.

     (a) The Company shall have the right and option (the "Company Option to Force Exercise") on any Trading Day (as defined below) (the "Forced Exercise Date") on which, and for a period of twenty consecutive Trading Days prior thereto, the average of the FMV (as defined below) for such period is at least $15.00 (subject to appropriate adjustment for stock splits, stock dividends and similar transactions), to cause the Registered Holder to exercise this Warrant in full, and upon exercise of such Company Option to Force Exercise by the Company, the exercise of this Warrant in full by the Registered Holder shall be deemed to have been effected immediately prior to the close of business on the Forced Exercise Date. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) above shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates. To exercise the Company Option to Exercise, the Company must deliver to the Registered Holder at its principal offices, within 3 days after the Forced Exercise Date, a written notice of exercise of the Company Option to Force Exercise (the "Forced Exercise Notice"). Promptly upon receipt of such Forced Exercise Notice, the Registered Holder shall elect to exercise the Warrant either for cash as set forth in Section 1(a) or pursuant to the cashless exercise procedure set forth in Section 1(b) and shall submit the purchase form appended hereto as EXHIBIT I to the Company.

     (b) As soon as practicable after the exercise of the Company Option to Force Exercise in full or in part, and in any event within 20 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 4 hereof (provided that any delay in the issuance of such Warrant Shares shall not invalidate the Company's exercise of the Company Option to Force Exercise with respect to such Warrant Shares).

     (c)  For purposes of this Subsection 3:

     "Trading Day" shall mean any day on which the Common Stock of the Company is traded for any period on the Nasdaq National Market, or on the principal securities exchange or other securities market on which such Common Stock is then being traded; and

3. "FMV" shall mean, as of any day, the last reported sale price per share of the Common Stock of the Company on the Nasdaq National Market as reported by Bloomberg Financial Markets or other reporting service mutually acceptable to the Registered Holder and the Company ("Bloomberg") or, if the Nasdaq National Market is not the principal trading market for the Common Stock, the last reported sale price per share of the Common Stock on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last reported sale price for

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the Common Stock in the over-the-counter market on the electronic bulletin board for the Common Stock as reported by Bloomberg or, if no last closing trade price is reported for the Common Stock by Bloomberg, the average of the ask prices of any market makers for the Common Stock that are listed on the "pink sheets" by the National Quotation Bureau, Inc. If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized exchange or trading system (including the over-the-counter market as reported by the National Quotation Bureau), the FMV shall be the fair market value of the Common Stock as determined in good faith by the Board of Directors of the Company.

4. FRACTIONAL SHARES. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 1(b) above.

5.   REQUIREMENTS FOR TRANSFER.

     (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

     (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder which is a corporation to a wholly owned subsidiary, parent or affiliate of such corporation, a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or a transfer by a Registered Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 4, or (ii) a transfer made in accordance with Rule 144 under the Act.

     (c) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

               "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

     The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

6. NO IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

7.   NOTICES OF RECORD DATE, ETC. IN THE EVENT:

     (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or


     (b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

     (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten days prior to the record date or effective date for the event specified in such notice.

8. RESERVATION OF STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

9. EXCHANGE OF WARRANTS. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

10. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

11.  TRANSFERS, ETC.

     (a) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

     (b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of EXHIBIT II hereto) at the principal office of the Company.

     (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder as the absolute owner hereof for all purposes; PROVIDED, HOWEVER, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

12. MAILING OF NOTICES, ETC. All notices and other communications from the Company to the Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder of this Warrant and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

13. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

14. HART-SCOTT-RODINO COMPLIANCE. If the Registered Holder is prevented from consummating the exercise of this Warrant until the expiration or early termination of any waiting periods imposed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") (such waiting periods hereinafter referred to as the "HSR Act Restrictions"), the Company agrees to (i) prepare and file a responsive HSR Act filing reasonably necessary to support the Registered Holder's effort to remove the HSR Act Restrictions and (ii) permit the extension of the expiration date of this Warrant to such date that is five
(5) business days subsequent to the termination of the HSR Act Restrictions.

15. CHANGE OR WAIVER. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

16. SECTION HEADINGS. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

17. GOVERNING LAW. This Warrant will be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

     EXECUTED as of the Date of Issuance indicated above.

                                   STUDENT ADVANTAGE, INC.

                                   By:
                                       -----------------------------------------

                                   Title:
                                          --------------------------------------


                                   AT HOME CORPORATION

                                   By:
                                       -----------------------------------------

                                   Title:
                                          --------------------------------------

                                                                       EXHIBIT I

                                  PURCHASE FORM

To:_________________                                          Dated:____________

     The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby irrevocably elects to purchase (check applicable box):

     [ ]  _____ shares of the Common Stock covered by such Warrant; or

     [ ] the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 1(b).

     The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $________. Such payment takes the form of (check applicable box or boxes):

     [ ]  $______ in lawful money of the United States; and/or

     [ ] the cancellation of such portion of the attached Warrant as is exercisable for a total of _____ Warrant Shares (using a Fair Market Value of $_____ per share for purposes of this calculation); and/or

     [ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in
          Section 1(b).

                                   Signature:
                                              ----------------------------------
                                   Address:
                                            ------------------------------------

                                            ------------------------------------

                                                                      EXHIBIT II

                                 ASSIGNMENT FORM

     FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ____) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee                     Address                       No. of Shares
----------------                     -------                       -------------


Dated:                             Signature:
       -----------------------                ----------------------------------

Signature Guaranteed:

By:
    --------------------------

The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

                                                                     EXHIBIT A-2

           THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS
                   EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON
                 TRANSFER SET FORTH IN SECTION 5 OF THIS WARRANT

Warrant No. 7                                          Number of Shares: 200,000
                                                         (subject to adjustment)
Date of Issuance: October 27, 2000

                             STUDENT ADVANTAGE, INC.

                          COMMON STOCK PURCHASE WARRANT

                          (VOID AFTER OCTOBER 26, 2003)

     Student Advantage, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that At Home Corporation, or its registered assigns (the "Registered Holder"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before 5:00 p.m. (Boston time) on October 26, 2003, 200,000 shares of Common Stock, $.01 par value per share, of the Company, at a purchase price of $6.00 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively.

1.   EXERCISE.

     (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as
EXHIBIT I duly executed by the Registered Holder or by the Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

     (b) The Registered Holder may elect to exercise this Warrant, in whole or in part, by way of cashless exercise by surrendering this Warrant, with the purchase form appended hereto as EXHIBIT I duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, in which event the Company shall issue to the Registered Holder a number of Warrant Shares as is determined using the following formula:

     CS = (WS x (FMV - PP)) / FMV

     Where:

          "CS" equals the number of Warrant Shares to be issued to the Registered Holder;

          "WS" equals the number of Warrant Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (as of the effective date of exercise (the "Exercise Date"));

          "FMV" equals the Fair Market Value per share of Common Stock as of the Exercise Date, as determined below pursuant to this subsection 1(b); and

          "PP" equals the Purchase Price per share.

The Fair Market Value per share of Common Stock shall be determined as follows:

               (i) If the Common Stock is listed on a national securities exchange, the Nasdaq National Market or another nationally recognized exchange or trading system (including the over-the-counter market as reported by the National Quotation Bureau) as of three business days prior to the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the average of the last reported sale prices per share of Common Stock over the five trading-day period ending on the date that is three business days prior to the Exercise Date; or, if no such price is reported on such date, such average price ending on the next preceding business day (provided that if no such price is reported on the next preceding business day, the Fair Market Value per share of Common Stock shall be determined pursuant to clause (ii) below).

               (ii) If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized exchange or trading system (including the over-the-counter market as reported by the National Quotation Bureau) as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board of Directors in good faith to represent the fair market value per share of the Common Stock (including without limitation a determination for purposes of granting Common Stock options or issuing Common Stock under an employee benefit plan of the Company); and, upon request of the Registered Holder, the Board of Directors (or a representative thereof) shall promptly notify the Registered Holder of the Fair Market Value per share of Common Stock. Notwithstanding the foregoing, if the Board of Directors has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board of Directors shall make such a determination within 15 days of a request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 1(b) shall be delayed until such determination is made.

          (c) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

          (d) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

               (i) a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

               (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the sum of (a) the number of such shares purchased by the Registered Holder upon such exercise plus (b) the number of Warrant Shares (if any) covered by the portion of this Warrant cancelled in payment of the Purchase Price payable upon such exercise pursuant to subsection 1(b) above.

     2.   ADJUSTMENTS.

          (a) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Company shall at any time or from time to time after the date on which this Warrant was first issued (the "Original Issue Date") effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

          (b) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

               (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

               (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

          (c) ADJUSTMENT IN NUMBER OF WARRANT SHARES. When any adjustment is required to be made in the Purchase Price pursuant to subsections 2(a) or 2(b), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

          (d) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than cash out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Registered Holder shall receive upon exercise hereof, in addition to the number of shares of Common Stock issuable hereunder, the kind and amount of securities of the Company and/or cash and other property which the Registered Holder would have been entitled to receive had this Warrant been exercised into Common Stock on the date of such event and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

          (e) ADJUSTMENT FOR MERGERS OR REORGANIZATIONS, ETC. If there shall occur any reorganization, recapitalization, consolidation or merger involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by subsections 2(a), 2(b) or 2(d)), then, following any such reorganization, recapitalization, consolidation or merger, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive if, immediately prior to such reorganization, recapitalization, consolidation or merger, the Registered Holder had held the number of shares of Common Stock subject to this Warrant. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

          (f) CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Purchase Price) and showing in detail the facts upon which such adjustment or readjustment is based.

3.   EXERCISE AT THE OPTION OF THE COMPANY.

     (a) The Company shall have the right and option (the "Company Option to Force Exercise") on any Trading Day (as defined below) (the "Forced Exercise Date") on which, and for a period of twenty consecutive Trading Days prior thereto, the average of the FMV (as defined below) for such period is at least $18.00 (subject to appropriate adjustment for stock splits, stock dividends and similar transactions), to cause the Registered Holder to exercise this Warrant in full, and upon exercise of such Company Option to Force Exercise by the Company, the exercise of this Warrant in full by the Registered Holder shall be deemed to have been effected immediately prior to the close of business on the Forced Exercise Date. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) above shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates. To exercise the Company Option to Exercise, the Company must deliver to the Registered Holder at its principal offices, within 3 days after the Forced Exercise Date, a written notice of exercise of the Company Option to Force Exercise (the "Forced Exercise Notice"). Promptly upon receipt of such Forced Exercise Notice, the Registered Holder shall elect to exercise the Warrant either for cash as set forth in Section 1(a) or pursuant to the cashless exercise procedure set forth in Section 1(b) and shall submit the purchase form appended hereto as EXHIBIT I to the Company.

     (b) As soon as practicable after the exercise of the Company Option to Force Exercise in full or in part, and in any event within 20 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 4 hereof (provided that any delay in the issuance of such Warrant Shares shall not invalidate the Company's exercise of the Company Option to Force Exercise with respect to such Warrant Shares).

     (c)  For purposes of this Subsection 3(c):

     "Trading Day" shall mean any day on which the Common Stock of the Company is traded for any period on the Nasdaq National Market, or on the principal securities exchange or other securities market on which such Common Stock is then being traded; and

     3. "FMV" shall mean, as of any day, the last reported sale price per share of the Common Stock of the Company on the Nasdaq National Market as reported by Bloomberg Financial Markets or other reporting service mutually acceptable to the Registered Holder and the Company ("Bloomberg") or, if the Nasdaq National Market is not the principal trading market for the Common Stock, the last reported sale price per share of the Common Stock on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last reported sale price for the Common Stock in the over-the-counter market on the electronic bulletin board for the Common Stock as reported by Bloomberg or, if no last closing trade price is reported for the Common Stock by Bloomberg, the average of the ask prices of any market makers for the Common Stock that are listed on the "pink sheets" by the National Quotation Bureau, Inc. If the Common Stock is not listed on a national securities exchange, the Nasdaq National Market or another nationally recognized exchange or trading system (including the over-the-counter market as reported by the National Quotation Bureau), the FMV shall be the fair market value of the Common Stock as determined in good faith by the Board of Directors of the Company.

     4. FRACTIONAL SHARES. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 1(b) above.

     5.   REQUIREMENTS FOR TRANSFER.

          (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

          (b) Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder which is a corporation to a wholly owned subsidiary, parent or affiliate of such corporation, a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or a transfer by a Registered Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 4, or (ii) a transfer made in accordance with Rule 144 under the Act.

          (c) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

               "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

     The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

     6. NO IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     7.   NOTICES OF RECORD DATE, ETC. In the event:

          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (b) of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten days prior to the record date or effective date for the event specified in such notice.

     8. RESERVATION OF STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

     9. EXCHANGE OF WARRANTS. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

     10. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     11.  TRANSFERS, ETC.

          (a) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

          (b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of EXHIBIT II hereto) at the principal office of the Company.

          (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder as the absolute owner hereof for all purposes; PROVIDED, HOWEVER, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     12. MAILING OF NOTICES, ETC. All notices and other communications from the Company to the Registered Holder of this Warrant shall be mailed by first-class certified or registered mail, postage prepaid, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder or in connection herewith to the Company shall be mailed by first-class certified or registered mail, postage prepaid, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder of this Warrant and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice.

     13. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

     14. HART-SCOTT-RODINO COMPLIANCE. If the Registered Holder is prevented from consummating the exercise of this Warrant until the expiration or early termination of any waiting periods imposed by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") (such waiting periods hereinafter referred to as the "HSR Act Restrictions"), the Company agrees to (i) prepare and file a responsive HSR Act filing reasonably necessary to support the Registered Holder's effort to remove the HSR Act Restrictions and
(ii) permit the extension of the expiration date of this Warrant to such date that is five (5) business days subsequent to the termination of the HSR Act Restrictions.

     15. CHANGE OR WAIVER. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

     16. SECTION HEADINGS. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

     17. GOVERNING LAW. This Warrant will be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

     EXECUTED as of the Date of Issuance indicated above.

                                   STUDENT ADVANTAGE, INC.

                                   By:
                                       -----------------------------------------

                                   Title:
                                          --------------------------------------


                                   AT HOME CORPORATION

                                   By:
                                       -----------------------------------------

                                   Title:
                                          --------------------------------------

                                                                       EXHIBIT I

                                  PURCHASE FORM

To:_________________                                          Dated:____________

     The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby irrevocably elects to purchase (check applicable box):

     [ ]  _____ shares of the Common Stock covered by such Warrant; or

     [ ] the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in Section 1(b).

     The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $________. Such payment takes the form of (check applicable box or boxes):

     [ ]  $______ in lawful money of the United States; and/or

     [ ] the cancellation of such portion of the attached Warrant as is exercisable for a total of _____ Warrant Shares (using a Fair Market Value of $_____ per share for purposes of this calculation); and/or

     [ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in Section 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in
          Section 1(b).

                                   Signature:
                                              ----------------------------------
                                   Address:
                                            ------------------------------------

                                            ------------------------------------

                                                                      EXHIBIT II

                                 ASSIGNMENT FORM

     FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ____) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee                   Address                         No. of Shares
----------------                   -------                         -------------


Dated:                             Signature:
       -----------------------                ----------------------------------

Signature Guaranteed:

By:
    --------------------------

The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

                                                                       EXHIBIT B

                                LOCK-UP AGREEMENT

                                October 27, 2000

Student Advantage, Inc.
280 Summer Street
Boston, MA  02210

Dear Sirs:

     In order to induce Student Advantage, Inc., a Delaware corporation (the "Company"), to issue to the undersigned shares of Common Stock of the Company (the "Common Stock") and the Warrants (as defined in the Securities Purchase Agreement dated as of October 27, 2000 (the "Purchase Agreement") between the Company and At Home Corporation, a Delaware corporation (the "Purchaser") and in consideration of the mutual agreements set forth in the Purchase Agreement, the undersigned represents and agrees as follows:

     1.   LOCK-UP AGREEMENT.

     (a) The undersigned will not, during the period beginning on the date hereof and ending on July 22, 2001 (the "Lock-Up Period"), offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "Disposition") the Warrants or any of the shares of Common Stock (the "Shares") delivered to the undersigned pursuant to the Purchase Agreement or any shares of Common Stock issued or issuable to the undersigned upon exercise of the Warrants (the "Warrant Shares"), otherwise than (i) with respect to 50% of the Shares and 50% of the Warrant Shares at any time on and after January 23, 2001, (ii) with respect to an additional 25% of the Shares and an additional 25% of the Warrant Shares at any time on and after April 23, 2001, (iii) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction, or (iv) with the prior written consent of the Company. The foregoing restriction has been expressly agreed to preclude the holder of the Warrants or Shares from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of the Warrants or Shares during the Lock-Up Period, even if such Warrants or Shares would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to the Warrants or any Shares or with respect to any security (other than a broad-based market basket or index) that included, relates to or derives any significant part of its value from the Warrants or Shares.

     (b) Notwithstanding the foregoing, the Lock-Up Period shall expire immediately upon (i) the termination by the Company of the Strategic Marketing Agreement dated as of October 25, 2000 between the Company and the Purchaser (the "Marketing Agreement"), (ii) the termination by the Purchaser of the Marketing Agreement due to breach by the Company as provided for therein, (iii) the termination of the Marketing Agreement by mutual agreement between the Company and the Purchaser, or (iv) the mandatory exercise of the Warrants pursuant to Section 3 of the Warrants.

     2.   LEGENDS AND STOP ORDERS.

     (a) The undersigned understands that the Warrants and all certificates representing Shares shall bear a legend substantially in the form set forth below, until the date 270 days after the date hereof:

          "[The shares represented by this certificate are][This Warrant is] subject to a restriction on transfer prior to July 22, 2001 by the terms of a certain Lock-Up Agreement between the initial holder hereof and the corporation, a copy of which agreement may be inspected by the holder of this certificate at the principal offices of the corporation, or furnished by the corporation to the holder of this certificate upon written request without charge."

     (b) The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Warrants or any Shares except in compliance with the foregoing restrictions.

     3.   MISCELLANEOUS.

     (a) This agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     (b) This agreement is irrevocable and will be binding on the undersigned and the respective successors and assigns of the undersigned.

     (c) The undersigned has carefully read this agreement and discussed its requirements, to the extent the undersigned believed necessary, with its counsel.

                                   Very truly yours,


                                   AT HOME CORPORATION

                                   By:
                                       -----------------------------------------

                                   Its:
                                        ----------------------------------------

                                                                       Exhibit C

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") dated as of October 27, 2000 is entered into between Student Advantage, Inc., a Delaware corporation (the "Company") and At Home Corporation, a Delaware corporation (the "Purchaser").

     WHEREAS, the Company and the Purchaser have entered into a Securities Purchase Agreement of even date herewith (the "Purchase Agreement"), pursuant to which the Company has agreed to sell 800,000 shares (the "Initial Shares") of common stock of the Company, $.01 par value per share (the "Common Stock") and warrants to purchase an additional 400,000 shares of Common Stock (the "Warrants"); and

     WHEREAS, the Company and the Purchaser desire to provide for certain arrangements with respect to the registration of the Initial Shares and the shares of Common Stock issuable upon exercise of the Warrants (together with the Initial Shares, the "Shares") under the Securities Act of 1933, as amended (the "Securities Act");

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

1. REGISTRATION OF THE SHARES. The Company shall file with the Securities and Exchange Commission (the "SEC"), within 90 days following the Closing (as defined in the Purchase Agreement), a registration statement on Form S-3 covering the resale to the public by the Purchaser of the Shares (the "Purchaser Registration Statement"). The Company shall use commercially reasonable efforts to cause the Purchaser Registration Statement to be declared effective by the SEC as soon as practicable. The Company shall cause the Purchaser Registration Statement to remain effective until the date one year after the date of the Closing (the "Closing Date") or such earlier time as all of the Shares covered by the Purchaser Registration Statement have been sold pursuant thereto.

2.   LIMITATIONS ON REGISTRATION RIGHTS.

     (a) The Company may, by written notice to the Purchaser signed by the President or Chief Executive Officer of the Company, (i) delay the filing or effectiveness of the Purchaser Registration Statement for a period of not more than 120 days or (ii) suspend the Purchaser Registration Statement after effectiveness and require that the Purchaser immediately cease sales of shares pursuant to the Purchaser Registration Statement, in the event that (A) the Company files a registration statement (other than a registration statement on Form S-8 or its successor form) with the SEC for a public offering of its securities, (B) the Company is engaged in any activity or transaction or preparations or negotiations for any activity or transaction that the Company desires to keep confidential for business reasons, if the Board of Directors of the Company determines in good faith that it would be detrimental to the Company for such Purchaser Registration Statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, or (C) any financial statements required to be included in the Purchaser Registration Statement, due to a merger, acquisition or other transaction entered into by the Company, are not available despite commercially reasonable efforts by the Company to obtain such financial statements.

     (b) If the Company delays or suspends the Purchaser Registration Statement or requires the Purchaser to cease sales of shares pursuant to paragraph (a) above, the Company shall, as promptly as practicable following the termination of the circumstance which entitled the Company to do so, notify the Purchaser of such termination and take such actions as may be necessary to file or reinstate the effectiveness of the Purchaser Registration Statement and/or give written notice to the Purchaser authorizing it to resume sales pursuant to the Purchaser Registration Statement. If as a result thereof the prospectus included in the Purchaser Registration Statement has been amended to comply with the requirements of the Securities Act, the Company shall enclose such revised prospectus with the notice to the Purchaser given pursuant to this paragraph
(b), and the Purchaser shall make no offers or sales of shares pursuant to the Purchaser Registration Statement other than by means of such revised prospectus.

3.   REGISTRATION PROCEDURES.

     (a) In connection with the filing by the Company of the Purchaser Registration Statement, the Company shall furnish to the Purchaser a copy of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act.

     (b) The Company shall use its best efforts to register or qualify the Shares covered by the Purchaser Registration Statement under the securities laws of each state of the United States; PROVIDED, HOWEVER, that the Company shall not be required in connection with this paragraph (b) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

     (c) If the Company has delivered preliminary or final prospectuses to the Purchaser and after having done so the prospectus is amended or supplemented to comply with the requirements of the Securities Act, the Company shall promptly notify the Purchaser and, if requested by the Company, the Purchasers shall immediately cease making offers or sales of shares under the Purchaser Registration Statement and return all prospectuses to the Company. The Company shall promptly provide the Purchaser with revised or supplemented prospectuses and, following receipt of the revised or supplemented prospectuses, the Purchaser shall be free to resume making offers and sales under the Purchaser Registration Statement.

     (d) The Company shall pay the expenses incurred by it in complying with its obligations under Sections 1, 2 and 3, including all registration and filing fees, exchange listing fees, fees and expenses of counsel for the Company, and fees and expenses of accountants for the Company, but excluding (i) any brokerage fees, selling commissions or underwriting discounts incurred by the Purchaser in connection with sales under the Purchaser Registration Statement and (ii) the fees and expenses of any counsel retained by the Purchaser.

4. REQUIREMENTS OF THE PURCHASER. The Company shall not be required to include any Shares in the Purchaser Registration Statement unless:

     (a) the Purchaser furnishes to the Company in writing such information regarding the Purchaser and the proposed sale of the Shares by the Purchaser as the Company may reasonably request in writing in connection with the Purchaser Registration Statement or as shall be required in connection therewith by the SEC or any state securities law authorities;

     (b) the Purchaser shall have provided to the Company its written agreement:

          (i) to indemnify the Company and each of its directors and officers against, and hold the Company and each of its directors and officers harmless from, any losses, claims, damages, expenses or liabilities (including reasonable attorneys fees) to which the Company or such directors and officers may become subject by reason of any statement or omission in the Purchaser Registration Statement made in reliance upon, or in conformity with, a written statement by the Purchaser furnished pursuant to this Section 4(b)(I); and

          (ii) to report to the Company sales made pursuant to the Purchaser Registration Statement.

5. INDEMNIFICATION. The Company agrees to indemnify and hold harmless the Purchaser against any losses, claims, damages, expenses or liabilities to which the Purchaser may become subject by reason of any untrue statement of a material fact contained in the Purchaser Registration Statement or any omission to state therein a fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, expenses or liabilities arise out of or are based upon information furnished to the Company by or on behalf of the Purchaser for use in the Purchaser Registration Statement. The Company shall have the right to assume the defense and settlement of any claim or suit for which the Company may be responsible for indemnification under this Section 5.

6. TERMINATION. All of the Company's obligations to register the Shares under this Agreement shall terminate on the earlier of (a) the first anniversary of the date of this Agreement or (b) the date on which all of the Shares have been sold by the Purchaser.

7. ASSIGNMENT OF RIGHTS. This Agreement, and the rights and obligations of the Purchaser hereunder, may be assigned by the Purchaser to any affiliate to whom the Shares may be transferred pursuant to the terms of the Purchase Agreement, and such transferee shall be deemed a "Purchaser" for the purposes of this Agreement; provided that such transferee provides written notice of such assignment to the Company and agrees to be bound in writing hereby.

8. SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

9. SPECIFIC PERFORMANCE. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, the Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

11. NOTICES. Any notices or other communications required or permitted hereunder shall be sufficiently given if delivered personally or sent by telecopy or via a reputable express courier, with charges prepaid, to the address set forth below or to such other address of which the parties may have given notice. Unless otherwise specified herein, such notices or other communications shall be deemed received one business day after personal delivery or delivery by telecopy, or three business days after being sent, if sent by reputable express courier.

                                   If to the Company:

                                   Student Advantage, Inc.
                                   280 Summer Street
                                   Boston, MA  02210
                                   Attention:  General Counsel

                                   with a copy to:

                                   Mark G. Borden, Esq.
                                   Hale and Dorr LLP
                                   60 State Street
                                   Boston, MA 02109

                                   If to the Purchaser:

                                   At Home Corporation
                                   450 Broadway Street
                                   Redwood City, CA  94063
                                   Attention:  General Counsel

12. ENTIRE AGREEMENT. This Agreement (including the documents referred to herein) constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. The parties may amend or modify this Agreement, in such manner as may be agreed upon, only by a written instrument executed by the parties hereto.

13. COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

14. SECTION HEADINGS. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                   STUDENT ADVANTAGE, INC.

                                   By:
                                       -----------------------------------------

                                   Title:
                                          --------------------------------------



                                   AT HOME CORPORATION

                                   By:
                                       -----------------------------------------

                                   Title:
                                          --------------------------------------